WELLS FARGO LANDMARK

A variable annuity contract issued by
Venerable Insurance and Annuity Company and
Separate Account B of Venerable Insurance and Annuity Company

Supplement Dated October 24, 2025

This supplement updates and amends certain information contained in your most recent annuity contract prospectus and updating summary prospectus, as supplemented. Please read it carefully and keep it with your contract prospectus and updating summary prospectus for future reference.

IMPORTANT INFORMATION ABOUT FEES FOR THE ALLSPRING VT INDEX ASSET ALLOCATION FUND

The information about Allspring VT Index Asset Allocation Fund included in the Closed Fund table in Appendix A of your most recent prospectus and updating summary prospectus is hereby deleted and replaced with the following to reflect an updated net expense figure:

INVESTMENT OBJECTIVE	Fund Name Investment Adviser/ Subadviser	CURRENT EXPENSES	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term total return, consisting of capital appreciation and current income.	Allspring VT Index Asset Allocation Fund Investment Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC	(Class 2) 1.01% [1]	14.87%	8.51%	7.94%

MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting:

Customer Service
P.O. Box 9271
Des Moines, Iowa 50306-9271
(800) 366-0066

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

____________________
1 Current Expenses are each Fund’s total net annual operating expenses and reflect any temporary expense reimbursements or fee waiver arrangements that are in place and reported in the Fund’s prospectus. If the temporary expense reimbursement or fee waiver was not in place, the Current Expenses would be higher.